UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876
                                   ----------

                           TEMPLETON CHINA WORLD FUND
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------



ITEM 1. REPORTS TO STOCKHOLDERS



                              [GRAPHIC OMITTED]

                                                           AUGUST 31, 2006
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      ANNUAL REPORT AND SHAREHOLDER LETTER        |   INTERNATIONAL
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                                                       See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................    1

ANNUAL REPORT

Templeton China World Fund ...............................................    3

Performance Summary ......................................................    8

Your Fund's Expenses .....................................................   13

Financial Highlights and Statement of Investments ........................   15

Financial Statements .....................................................   23

Notes to Financial Statements ............................................   26

Report of Independent Registered Public
Accounting Firm ..........................................................   35

Tax Designation ..........................................................   36

Board Members and Officers ...............................................   39

Shareholder Information ..................................................   45

--------------------------------------------------------------------------------
Annual Report

Templeton China World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton China World Fund - Class A delivered a +20.65% cumulative total return. In comparison the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) China Index and the MSCI Golden Dragon Index, posted +36.91% and +18.64% cumulative total returns for the same period. 1 Although both indexes are reflected in this report, the MSCI Golden Dragon Index is replacing the MSCI China Index as the Fund's benchmark because it better reflects the Fund's mandate. The MSCI China Index does not include Hong Kong and Taiwan stocks, while the MSCI Golden Dragon Index does.

Also, for comparison, the Standard & Poor's/International Finance Corporation (S&P/IFC) Investable China Index posted a +36.11% cumulative total return for the fiscal year ended August 31, 2006. 2 In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 8. For example, for the 10-year period ended August 31, 2006, the Fund's Class A shares delivered a +151.73% cumulative total return, compared with the MSCI Golden Dragon Index's +40.47% cumulative total return for the same period. 3 Please note that index

1. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.

2. Source: Standard & Poor's Micropal. The S&P/IFC Investable China Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of equity securities in China.

3. Source: Standard & Poor's Micropal. As of 8/31/06, the Fund's 10-year average annual total return not including sales charges was +9.67%, compared with the +3.46% average annual total return for the MSCI Golden Dragon Index.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3
performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary.

ECONOMIC AND MARKET OVERVIEW

With China growing at its fastest pace in more than 10 years, the government implemented tightening measures to curb excessive credit growth and investment in certain overheated sectors of the economy. Gross domestic product (GDP) grew 11.3% in second quarter 2006 compared with the same quarter one year earlier (year-over-year) mainly due to robust export and investment growth, bringing GDP growth for the first half of the calendar year to 10.9%. 4 Aimed at securing energy supplies to meet China's oil and gas demand, the nation signed agreements with South Africa, Saudi Arabia, Venezuela and Russia during the period.

Taiwan's economy grew 4.6% year-over-year in second quarter 2006, slightly slower than the first quarter's revised 4.9% growth rate. 5 Personal consumption declined largely due to stricter lending measures implemented by banks following rising credit card defaults. Conversely, stronger exports supported growth. Exports rose 21.2% year-over-year to a record high US$19.6 billion in July, bringing the total for 2006's first seven months to US$125.4 billion. 6 GDP was forecast to grow 4.3% in 2006. 5

In Hong Kong, rising interest rates and high oil prices dampened export demand. This led second quarter GDP growth to decelerate to 5.2% year-over-year from 8.2% in the first quarter. 7 However, consumption and investment positively affected GDP growth. Inflation remained steady with the consumer price index rising 1.9% in the first seven months of 2006 while unemployment declined to 4.9% in July. 7 The government budget also registered its first surplus in eight years for Hong Kong's fiscal year ended March 2006.

The Chinese equity market maintained an upward trend during the reporting period. Strong economic growth coupled with high liquidity propelled stock prices. Neighboring Taiwan and Hong Kong, however, did not fare as well. Taiwan was plagued by political instability despite the failure of a referendum by

4.    Source: National Bureau of Statistics, China.

5.    Source: Directorate General of Taiwan.

6.    Source: Ministry of Finance, Taiwan.

7. Source: Census and Statistics Department, The Government of Hong Kong Special Administrative Region.


4 | Annual Report
the opposition to recall President Chen Shui-bian. Investors grew increasingly concerned about allegations of corruption by the president's family, which resulted in calls for his resignation. Rising interest rates negatively impacted Hong Kong's market for most of the period, which led investors to adopt a more cautious stance. However, the U.S. Federal Reserve Board's decision to leave interest rates unchanged toward the end of the period provided investors with some good news. The MSCI China Index returned +36.91%, while the MSCI Taiwan Index and the MSCI Hong Kong Index returned +12.70% and +12.82% in U.S. dollar terms during the year under review. 8

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

Overweighted exposure and stock selection in the energy and telecommunication services sectors were among the largest contributors to the Fund's performance relative to the MSCI Golden Dragon Index. 9 In the energy sector, the Fund's overweighted positions in PetroChina and China Petroleum and Chemical, as well as our holding in China Shenhua Energy (not represented in the index), contributed the most to performance. With commodity prices at high levels, these companies could see higher revenues and stronger earnings growth. Within telecommunication services, the Fund benefited from its overweighted exposure to China Mobile as the stock significantly outperformed the benchmark index during the period.

Stock selection in the industrials sector further supported performance. 10 A position in LG Corp., which is not part of the benchmark index, and the Fund's not holding Hutchison Whampoa contributed to relative performance,

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

China                                                  55.5%
Taiwan                                                 19.1%
Hong Kong                                              14.9%
U.K.                                                    3.6%
South Korea                                             1.2%
Singapore                                               0.6%
Short-Term Investments & Other Net Assets               5.1%

8. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI China Index. The MSCI Taiwan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Taiwan. The MSCI Hong Kong Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Hong Kong.

9. The energy sector comprises oil, gas and consumable fuels, while the telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

10. The industrials sector comprises air freight and logistics, airlines, electrical equipment, industrial conglomerates, machinery, and transportation infrastructure in the SOI.


                                                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
8/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
China Mobile Ltd.                                                          10.1%
  WIRELESS TELECOMMUNICATION SERVICES,
  CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H, ord. & 144A                                         8.8%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                       5.3%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                     5.1%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                      5.0%
  FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
HSBC Holdings PLC                                                           3.6%
  COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd., H                                            3.1%
  OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co. Ltd.                                                                    3.1%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Cheung Kong Infrastructure Holdings Ltd.                                    3.0%
  ELECTRIC UTILITIES, HONG KONG
--------------------------------------------------------------------------------
China Telecom Corp. Ltd., H                                                 2.9%
  DIVERSIFIED TELECOMMUNICATION SERVICES, CHINA
--------------------------------------------------------------------------------

as LG's stock outperformed the MSCI Golden Dragon Index and Hutchison's stock underperformed it.

Conversely, the Fund's overweighted exposure to certain utilities stocks negatively impacted relative performance. 11 For example, overweighted positions in Datang International Power Generation and Cheung Kong Infrastructure Holdings hampered the Fund during the reporting period. An electric utility in China, Datang is the largest independent power producer in the Beijing-Tianjin-North Hebei region. Trading at a discount to its peers, the company looked undervalued, based on our investment strategy. One of Cheung Kong Infrastructure's major assets is its substantial holding in one of Hong Kong's two electric utilities, Hongkong Electric. The company's fundamentals, which include an experienced management team, strong financial position and stable earnings growth, made the stock an attractive investment to us.

Some consumer discretionary sector holdings detracted from relative performance including Hongkong and Shanghai Hotels and Cheng Shin Rubber Industry. 12 Hongkong and Shanghai Hotels operates eight hotels, including the Peninsula Hotel in Hong Kong, and is also involved in property investment. We believe the group could benefit from Hong Kong's robust tourism industry and property market. Cheng Shin Rubber is Taiwan's largest tire manufacturer, which also has manufacturing plants in China. Based on our analysis, we think its dominant market position in Taiwan and presence in neighboring China could support earnings.

During the year under review, the Fund continued to invest in stocks we believed could benefit from economic developments in the greater China region. A dominant theme was sustained high oil prices. Thus, the Fund significantly increased its exposure to energy sector stocks as these companies should benefit from higher revenues and greater earnings. Key purchases included adding to our holdings in PetroChina, a dominant player in the oil and gas exploration, development and production industry; and China Petroleum and Chemical Corporation, one of China's largest integrated energy companies; and initiating a position in CNOOC, China's largest offshore oil and natural gas exploration and production company.

We also made substantial investments in diversified banks and integrated telecommunications service providers. In our assessment, the diversified banks sector could benefit from growing demand for financial and banking services, and restructuring within the sector could unlock value. Higher incomes and

11. The utilities sector comprises electric utilities, and independent power producers and energy traders in the SOI.

12. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; and textiles, apparel and luxury goods in the SOI.


6 | Annual Report
strong consumer demand should lead to greater demand for telecommunications services and benefit the country's major service providers. New positions included Bank of China and China Construction Bank, which are among China's largest commercial banks. We added to our holdings in China Mobile, a dominant wireless telecommunications operator with 278 million subscribers; and China Telecom, a dominant broadband and fixed-line services provider in southern China.

We undertook selective purchases in Taiwan and Hong Kong as the Fund sought to benefit from attractive valuations resulting from lagging stock market performance. Key purchases included adding to our positions in Taiwan Semiconductor Manufacturing, the world's largest independent integrated circuit manufacturer; Cheung Kong Infrastructure Holdings, a diversified infrastructure company with businesses in Hong Kong and China; and Chinatrust Financial Holding, a leading Taiwanese consumer bank.

During the period, the Fund realized gains by selling some selected stocks in South Korea and Singapore. We sold all our shares of Hongkong Land Holdings, a major property investment and management firm, and we sold about half of our position in LG Corp. The Fund also reduced its exposure to the hotels, restaurants and leisure; construction materials; and transportation infrastructure sectors and realized gains on certain stocks. For example, we sold some of our Hongkong and Shanghai Hotels and Anhui Conch Cement holdings, and all of our China Merchants Holdings International position.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

                          /s/ Mark Mobius

[PHOTO OMITTED]           Mark Mobius
                          Portfolio Manager
                          Templeton China World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TCWAX)                         CHANGE      8/31/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.09       $25.76      $21.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.3168
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TCWBX)                         CHANGE      8/31/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.06       $25.53      $21.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.1702
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TCWCX)                         CHANGE      8/31/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$3.99       $25.48      $21.49
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.2381
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TACWX)                   CHANGE      8/31/06     8/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$4.15       $25.93      $21.78
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.3614
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                   1-YEAR         5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +20.65%       +195.71%       +151.73%
--------------------------------------------------------------------------------
Average Annual Total Return 3             +13.72%        +22.75%         +9.02%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,372       $ 27,871       $ 23,726
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5        +11.07%        +24.59%         +8.96%
--------------------------------------------------------------------------------
CLASS B                                   1-YEAR         5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.87%       +186.09%       +136.71%
--------------------------------------------------------------------------------
Average Annual Total Return 3             +15.87%        +23.22%         +9.00%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,587       $ 28,409       $ 23,671
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5        +13.08%        +25.07%         +8.94%
--------------------------------------------------------------------------------
CLASS C                                   1-YEAR         5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +19.91%       +186.29%       +133.92%
--------------------------------------------------------------------------------
Average Annual Total Return 3             +18.91%        +23.41%         +8.87%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $11,891       $ 28,629       $ 23,392
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5        +16.12%        +25.26%         +8.81%
--------------------------------------------------------------------------------
ADVISOR CLASS                             1-YEAR         5-YEAR        10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2                 +21.08%       +201.15%       +162.11%
--------------------------------------------------------------------------------
Average Annual Total Return 3             +21.08%        +24.67%        +10.12%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4            $12,108       $ 30,115       $ 26,211
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 5        +18.27%        +26.53%        +10.05%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                8/31/06
----------------------------------------------
1-Year                                 +13.72%
----------------------------------------------
5-Year                                 +22.75%
----------------------------------------------
10-Year                                 +9.02%
----------------------------------------------

CLASS A (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  TEMPLETON CHINA                               MSCI GOLDEN
    DATE            WORLD FUND          MSCI CHINA INDEX 6    DRAGON INDEX 6
------------    ------------------      ------------------   ----------------
    9/1/1996          $ 9,425               $10,000               $10,000
   9/30/1996          $ 9,680               $ 9,884               $10,521
  10/31/1996          $10,114               $ 9,642               $10,737
  11/30/1996          $11,371               $10,755               $11,555
  12/31/1996          $11,794               $12,537               $11,593
   1/31/1997          $11,678               $12,259               $11,542
   2/28/1997          $11,767               $12,619               $11,729
   3/31/1997          $11,366               $12,255               $11,151
   4/30/1997          $11,822               $13,873               $11,514
   5/31/1997          $12,365               $13,717               $12,346
   6/30/1997          $12,161               $14,024               $13,259
   7/31/1997          $12,849               $15,944               $14,186
   8/31/1997          $12,652               $16,885               $12,753
   9/30/1997          $12,485               $14,077               $12,767
  10/31/1997          $ 8,772               $11,791               $ 9,366
  11/30/1997          $ 8,413               $ 9,657               $ 9,273
  12/31/1997          $ 8,222               $ 9,371               $ 9,411
   1/31/1998          $ 6,554               $ 6,987               $ 8,331
   2/28/1998          $ 8,503               $ 9,467               $10,039
   3/31/1998          $ 8,378               $ 9,222               $ 9,722
   4/30/1998          $ 7,699               $ 8,272               $ 8,731
   5/31/1998          $ 6,500               $ 7,187               $ 7,661
   6/30/1998          $ 6,024               $ 6,066               $ 7,208
   7/31/1998          $ 5,676               $ 4,969               $ 6,795
   8/31/1998          $ 5,040               $ 3,623               $ 6,060
   9/30/1998          $ 5,582               $ 5,188               $ 6,924
  10/31/1998          $ 6,833               $ 5,705               $ 8,736
  11/30/1998          $ 7,109               $ 5,886               $ 8,893
  12/31/1998          $ 6,605               $ 5,401               $ 8,485
   1/31/1999          $ 5,935               $ 4,397               $ 7,989
   2/28/1999          $ 5,924               $ 4,211               $ 8,150
   3/31/1999          $ 6,463               $ 4,783               $ 9,136
   4/30/1999          $ 7,989               $ 5,984               $10,812
   5/31/1999          $ 7,516               $ 5,998               $10,074
   6/30/1999          $ 8,654               $ 8,808               $11,525
   7/31/1999          $ 8,182               $ 7,708               $10,775
   8/31/1999          $ 8,062               $ 7,646               $11,277
   9/30/1999          $ 7,575               $ 7,340               $10,722
  10/31/1999          $ 7,500               $ 6,748               $11,186
  11/30/1999          $ 8,289               $ 6,619               $12,139
  12/31/1999          $ 9,224               $ 6,121               $13,279
   1/31/2000          $ 9,025               $ 5,854               $13,348
   2/29/2000          $ 9,340               $ 4,779               $13,555
   3/31/2000          $ 9,772               $ 4,889               $13,980
   4/30/2000          $ 8,701               $ 5,350               $12,588
   5/31/2000          $ 8,411               $ 5,446               $11,804
   6/30/2000          $ 8,935               $ 6,173               $12,139
   7/31/2000          $ 9,241               $ 6,056               $12,367
   8/31/2000          $ 9,487               $ 5,810               $12,057
   9/30/2000          $ 8,837               $ 5,103               $10,660
  10/31/2000          $ 7,987               $ 4,865               $ 9,764
  11/30/2000          $ 7,850               $ 4,217               $ 9,108
  12/31/2000          $ 8,173               $ 4,252               $ 9,296
   1/31/2001          $ 8,600               $ 4,868               $10,527
   2/28/2001          $ 8,977               $ 4,424               $ 9,971
   3/31/2001          $ 8,566               $ 3,707               $ 9,140
   4/30/2001          $ 8,917               $ 4,083               $ 9,039
   5/31/2001          $ 9,638               $ 4,194               $ 8,812
   6/30/2001          $ 9,473               $ 4,332               $ 8,551
   7/31/2001          $ 8,464               $ 3,746               $ 8,014
   8/31/2001          $ 8,022               $ 2,935               $ 7,526
   9/30/2001          $ 7,605               $ 2,835               $ 6,330
  10/31/2001          $ 8,204               $ 2,907               $ 6,692
  11/30/2001          $ 8,302               $ 3,191               $ 7,547
  12/31/2001          $ 8,081               $ 3,201               $ 8,303
   1/31/2002          $ 8,463               $ 2,901               $ 8,261
   2/28/2002          $ 8,734               $ 2,924               $ 7,967
   3/31/2002          $ 9,021               $ 3,089               $ 8,538
   4/30/2002          $ 9,607               $ 3,224               $ 8,731
   5/31/2002          $ 9,953               $ 3,274               $ 8,453
   6/30/2002          $ 9,743               $ 3,164               $ 7,904
   7/31/2002          $ 9,438               $ 3,026               $ 7,515
   8/31/2002          $ 9,108               $ 2,967               $ 7,188
   9/30/2002          $ 8,829               $ 2,730               $ 6,455
  10/31/2002          $ 8,919               $ 2,746               $ 6,818
  11/30/2002          $ 9,211               $ 2,860               $ 7,116
  12/31/2002          $ 9,450               $ 2,752               $ 6,668
   1/31/2003          $ 9,959               $ 2,883               $ 7,036
   2/28/2003          $10,189               $ 2,811               $ 6,642
   3/31/2003          $10,071               $ 2,703               $ 6,403
   4/30/2003          $10,118               $ 2,707               $ 6,335
   5/31/2003          $10,965               $ 3,053               $ 6,971
   6/30/2003          $11,325               $ 3,248               $ 7,291
   7/31/2003          $12,379               $ 3,570               $ 7,969
   8/31/2003          $13,033               $ 3,808               $ 8,758
   9/30/2003          $13,059               $ 3,837               $ 8,999
  10/31/2003          $14,200               $ 4,420               $ 9,657
  11/30/2003          $14,209               $ 4,465               $ 9,442
  12/31/2003          $15,857               $ 5,161               $ 9,912
   1/31/2004          $16,279               $ 5,128               $10,592
   2/29/2004          $17,293               $ 5,447               $11,032
   3/31/2004          $16,367               $ 4,988               $10,441
   4/30/2004          $14,966               $ 4,337               $ 9,666
   5/31/2004          $15,487               $ 4,634               $ 9,732
   6/30/2004          $15,603               $ 4,606               $ 9,623
   7/31/2004          $15,405               $ 4,623               $ 9,438
   8/31/2004          $16,132               $ 4,642               $ 9,958
   9/30/2004          $16,662               $ 4,986               $10,216
  10/31/2004          $16,537               $ 4,865               $10,129
  11/30/2004          $17,734               $ 5,354               $10,987
  12/31/2004          $17,924               $ 5,259               $11,327
   1/31/2005          $17,515               $ 5,144               $10,955
   2/28/2005          $18,613               $ 5,526               $11,532
   3/31/2005          $18,241               $ 5,241               $10,982
   4/30/2005          $18,359               $ 5,262               $11,110
   5/31/2005          $18,705               $ 5,313               $11,316
   6/30/2005          $18,976               $ 5,535               $11,709
   7/31/2005          $19,964               $ 5,937               $12,197
   8/31/2005          $19,657               $ 5,969               $11,840
   9/30/2005          $20,555               $ 6,320               $12,168
  10/31/2005          $19,234               $ 5,701               $11,261
  11/30/2005          $20,366               $ 6,103               $11,986
  12/31/2005          $21,085               $ 6,298               $12,490
   1/31/2006          $22,365               $ 7,185               $13,292
   2/28/2006          $22,596               $ 7,411               $13,374
   3/31/2006          $22,569               $ 7,648               $13,550
   4/30/2006          $23,884               $ 8,049               $14,552
   5/31/2006          $22,926               $ 7,634               $13,683
   6/30/2006          $23,231               $ 7,792               $13,679
   7/31/2006          $23,406               $ 7,998               $13,612
   8/31/2006          $23,726               $ 8,173               $14,047

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                8/31/06
----------------------------------------------
1-Year                                 +15.87%
----------------------------------------------
5-Year                                 +23.22%
----------------------------------------------
10-Year                                 +9.00%
----------------------------------------------

CLASS B (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  TEMPLETON CHINA          MSCI CHINA          MSCI GOLDEN
    DATE             WORLD FUND             INDEX 6           DRAGON INDEX 6
------------    ------------------       -------------      -----------------
    9/1/1996          $10,000               $10,000              $10,000
   9/30/1996          $10,266               $ 9,884              $10,521
  10/31/1996          $10,702               $ 9,642              $10,737
  11/30/1996          $12,027               $10,755              $11,555
  12/31/1996          $12,464               $12,537              $11,593
   1/31/1997          $12,334               $12,259              $11,542
   2/28/1997          $12,423               $12,619              $11,729
   3/31/1997          $11,992               $12,255              $11,151
   4/30/1997          $12,466               $13,873              $11,514
   5/31/1997          $13,032               $13,717              $12,346
   6/30/1997          $12,809               $14,024              $13,259
   7/31/1997          $13,526               $15,944              $14,186
   8/31/1997          $13,312               $16,885              $12,753
   9/30/1997          $13,129               $14,077              $12,767
  10/31/1997          $ 9,190               $11,791              $ 9,366
  11/30/1997          $ 8,810               $ 9,657              $ 9,273
  12/31/1997          $ 8,596               $ 9,371              $ 9,411
   1/31/1998          $ 6,848               $ 6,987              $ 8,331
   2/28/1998          $ 8,880               $ 9,467              $10,039
   3/31/1998          $ 8,744               $ 9,222              $ 9,722
   4/30/1998          $ 8,032               $ 8,272              $ 8,731
   5/31/1998          $ 6,777               $ 7,187              $ 7,661
   6/30/1998          $ 6,276               $ 6,066              $ 7,208
   7/31/1998          $ 5,910               $ 4,969              $ 6,795
   8/31/1998          $ 5,246               $ 3,623              $ 6,060
   9/30/1998          $ 5,806               $ 5,188              $ 6,924
  10/31/1998          $ 7,098               $ 5,705              $ 8,736
  11/30/1998          $ 7,381               $ 5,886              $ 8,893
  12/31/1998          $ 6,851               $ 5,401              $ 8,485
   1/31/1999          $ 6,153               $ 4,397              $ 7,989
   2/28/1999          $ 6,138               $ 4,211              $ 8,150
   3/31/1999          $ 6,693               $ 4,783              $ 9,136
   4/30/1999          $ 8,270               $ 5,984              $10,812
   5/31/1999          $ 7,777               $ 5,998              $10,074
   6/30/1999          $ 8,950               $ 8,808              $11,525
   7/31/1999          $ 8,457               $ 7,708              $10,775
   8/31/1999          $ 8,328               $ 7,646              $11,277
   9/30/1999          $ 7,819               $ 7,340              $10,722
  10/31/1999          $ 7,737               $ 6,748              $11,186
  11/30/1999          $ 8,546               $ 6,619              $12,139
  12/31/1999          $ 9,499               $ 6,121              $13,279
   1/31/2000          $ 9,290               $ 5,854              $13,348
   2/29/2000          $ 9,609               $ 4,779              $13,555
   3/31/2000          $10,048               $ 4,889              $13,980
   4/30/2000          $ 8,942               $ 5,350              $12,588
   5/31/2000          $ 8,639               $ 5,446              $11,804
   6/30/2000          $ 9,173               $ 6,173              $12,139
   7/31/2000          $ 9,481               $ 6,056              $12,367
   8/31/2000          $ 9,729               $ 5,810              $12,057
   9/30/2000          $ 9,057               $ 5,103              $10,660
  10/31/2000          $ 8,181               $ 4,865              $ 9,764
  11/30/2000          $ 8,034               $ 4,217              $ 9,108
  12/31/2000          $ 8,359               $ 4,252              $ 9,296
   1/31/2001          $ 8,791               $ 4,868              $10,527
   2/28/2001          $ 9,171               $ 4,424              $ 9,971
   3/31/2001          $ 8,748               $ 3,707              $ 9,140
   4/30/2001          $ 9,100               $ 4,083              $ 9,039
   5/31/2001          $ 9,832               $ 4,194              $ 8,812
   6/30/2001          $ 9,659               $ 4,332              $ 8,551
   7/31/2001          $ 8,624               $ 3,746              $ 8,014
   8/31/2001          $ 8,168               $ 2,935              $ 7,526
   9/30/2001          $ 7,740               $ 2,835              $ 6,330
  10/31/2001          $ 8,342               $ 2,907              $ 6,692
  11/30/2001          $ 8,438               $ 3,191              $ 7,547
  12/31/2001          $ 8,207               $ 3,201              $ 8,303
   1/31/2002          $ 8,590               $ 2,901              $ 8,261
   2/28/2002          $ 8,861               $ 2,924              $ 7,967
   3/31/2002          $ 9,148               $ 3,089              $ 8,538
   4/30/2002          $ 9,738               $ 3,224              $ 8,731
   5/31/2002          $10,084               $ 3,274              $ 8,453
   6/30/2002          $ 9,866               $ 3,164              $ 7,904
   7/31/2002          $ 9,551               $ 3,026              $ 7,515
   8/31/2002          $ 9,212               $ 2,967              $ 7,188
   9/30/2002          $ 8,926               $ 2,730              $ 6,455
  10/31/2002          $ 9,010               $ 2,746              $ 6,818
  11/30/2002          $ 9,301               $ 2,860              $ 7,116
  12/31/2002          $ 9,536               $ 2,752              $ 6,668
   1/31/2003          $10,044               $ 2,883              $ 7,036
   2/28/2003          $10,271               $ 2,811              $ 6,642
   3/31/2003          $10,146               $ 2,703              $ 6,403
   4/30/2003          $10,187               $ 2,707              $ 6,335
   5/31/2003          $11,034               $ 3,053              $ 6,971
   6/30/2003          $11,389               $ 3,248              $ 7,291
   7/31/2003          $12,443               $ 3,570              $ 7,969
   8/31/2003          $13,089               $ 3,808              $ 8,758
   9/30/2003          $13,115               $ 3,837              $ 8,999
  10/31/2003          $14,252               $ 4,420              $ 9,657
  11/30/2003          $14,252               $ 4,465              $ 9,442
  12/31/2003          $15,885               $ 5,161              $ 9,912
   1/31/2004          $16,309               $ 5,128              $10,592
   2/29/2004          $17,319               $ 5,447              $11,032
   3/31/2004          $16,380               $ 4,988              $10,441
   4/30/2004          $14,963               $ 4,337              $ 9,666
   5/31/2004          $15,478               $ 4,634              $ 9,732
   6/30/2004          $15,577               $ 4,606              $ 9,623
   7/31/2004          $15,379               $ 4,623              $ 9,438
   8/31/2004          $16,091               $ 4,642              $ 9,958
   9/30/2004          $16,619               $ 4,986              $10,216
  10/31/2004          $16,494               $ 4,865              $10,129
  11/30/2004          $17,689               $ 5,354              $10,987
  12/31/2004          $17,878               $ 5,259              $11,327
   1/31/2005          $17,470               $ 5,144              $10,955
   2/28/2005          $18,566               $ 5,526              $11,532
   3/31/2005          $18,194               $ 5,241              $10,982
   4/30/2005          $18,313               $ 5,262              $11,110
   5/31/2005          $18,657               $ 5,313              $11,316
   6/30/2005          $18,927               $ 5,535              $11,709
   7/31/2005          $19,914               $ 5,937              $12,197
   8/31/2005          $19,607               $ 5,969              $11,840
   9/30/2005          $20,503               $ 6,320              $12,168
  10/31/2005          $19,185               $ 5,701              $11,261
  11/30/2005          $20,315               $ 6,103              $11,986
  12/31/2005          $21,032               $ 6,298              $12,490
   1/31/2006          $22,308               $ 7,185              $13,292
   2/28/2006          $22,538               $ 7,411              $13,374
   3/31/2006          $22,511               $ 7,648              $13,550
   4/30/2006          $23,823               $ 8,049              $14,552
   5/31/2006          $22,868               $ 7,634              $13,683
   6/30/2006          $23,172               $ 7,792              $13,679
   7/31/2006          $23,346               $ 7,998              $13,612
   8/31/2006          $23,671               $ 8,173              $14,047


10 | Annual Report

CLASS C (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                  TEMPLETON CHINA           MSCI CHINA          MSCI GOLDEN
    DATE            WORLD FUND               INDEX 6          DRAGON INDEX 6
------------     -----------------        -------------      ----------------
    9/1/1996          $10,000                $10,000              $10,000
   9/30/1996          $10,266                $ 9,884              $10,521
  10/31/1996          $10,702                $ 9,642              $10,737
  11/30/1996          $12,027                $10,755              $11,555
  12/31/1996          $12,464                $12,537              $11,593
   1/31/1997          $12,334                $12,259              $11,542
   2/28/1997          $12,423                $12,619              $11,729
   3/31/1997          $11,992                $12,255              $11,151
   4/30/1997          $12,466                $13,873              $11,514
   5/31/1997          $13,032                $13,717              $12,346
   6/30/1997          $12,809                $14,024              $13,259
   7/31/1997          $13,526                $15,944              $14,186
   8/31/1997          $13,312                $16,885              $12,753
   9/30/1997          $13,129                $14,077              $12,767
  10/31/1997          $ 9,190                $11,791              $ 9,366
  11/30/1997          $ 8,810                $ 9,657              $ 9,273
  12/31/1997          $ 8,596                $ 9,371              $ 9,411
   1/31/1998          $ 6,848                $ 6,987              $ 8,331
   2/28/1998          $ 8,880                $ 9,467              $10,039
   3/31/1998          $ 8,744                $ 9,222              $ 9,722
   4/30/1998          $ 8,032                $ 8,272              $ 8,731
   5/31/1998          $ 6,777                $ 7,187              $ 7,661
   6/30/1998          $ 6,276                $ 6,066              $ 7,208
   7/31/1998          $ 5,910                $ 4,969              $ 6,795
   8/31/1998          $ 5,246                $ 3,623              $ 6,060
   9/30/1998          $ 5,806                $ 5,188              $ 6,924
  10/31/1998          $ 7,098                $ 5,705              $ 8,736
  11/30/1998          $ 7,381                $ 5,886              $ 8,893
  12/31/1998          $ 6,851                $ 5,401              $ 8,485
   1/31/1999          $ 6,153                $ 4,397              $ 7,989
   2/28/1999          $ 6,138                $ 4,211              $ 8,150
   3/31/1999          $ 6,693                $ 4,783              $ 9,136
   4/30/1999          $ 8,270                $ 5,984              $10,812
   5/31/1999          $ 7,777                $ 5,998              $10,074
   6/30/1999          $ 8,950                $ 8,808              $11,525
   7/31/1999          $ 8,457                $ 7,708              $10,775
   8/31/1999          $ 8,328                $ 7,646              $11,277
   9/30/1999          $ 7,819                $ 7,340              $10,722
  10/31/1999          $ 7,737                $ 6,748              $11,186
  11/30/1999          $ 8,546                $ 6,619              $12,139
  12/31/1999          $ 9,499                $ 6,121              $13,279
   1/31/2000          $ 9,290                $ 5,854              $13,348
   2/29/2000          $ 9,609                $ 4,779              $13,555
   3/31/2000          $10,048                $ 4,889              $13,980
   4/30/2000          $ 8,942                $ 5,350              $12,588
   5/31/2000          $ 8,639                $ 5,446              $11,804
   6/30/2000          $ 9,173                $ 6,173              $12,139
   7/31/2000          $ 9,481                $ 6,056              $12,367
   8/31/2000          $ 9,729                $ 5,810              $12,057
   9/30/2000          $ 9,057                $ 5,103              $10,660
  10/31/2000          $ 8,181                $ 4,865              $ 9,764
  11/30/2000          $ 8,034                $ 4,217              $ 9,108
  12/31/2000          $ 8,359                $ 4,252              $ 9,296
   1/31/2001          $ 8,791                $ 4,868              $10,527
   2/28/2001          $ 9,171                $ 4,424              $ 9,971
   3/31/2001          $ 8,748                $ 3,707              $ 9,140
   4/30/2001          $ 9,100                $ 4,083              $ 9,039
   5/31/2001          $ 9,832                $ 4,194              $ 8,812
   6/30/2001          $ 9,659                $ 4,332              $ 8,551
   7/31/2001          $ 8,624                $ 3,746              $ 8,014
   8/31/2001          $ 8,168                $ 2,935              $ 7,526
   9/30/2001          $ 7,740                $ 2,835              $ 6,330
  10/31/2001          $ 8,342                $ 2,907              $ 6,692
  11/30/2001          $ 8,438                $ 3,191              $ 7,547
  12/31/2001          $ 8,207                $ 3,201              $ 8,303
   1/31/2002          $ 8,590                $ 2,901              $ 8,261
   2/28/2002          $ 8,861                $ 2,924              $ 7,967
   3/31/2002          $ 9,148                $ 3,089              $ 8,538
   4/30/2002          $ 9,738                $ 3,224              $ 8,731
   5/31/2002          $10,084                $ 3,274              $ 8,453
   6/30/2002          $ 9,866                $ 3,164              $ 7,904
   7/31/2002          $ 9,551                $ 3,026              $ 7,515
   8/31/2002          $ 9,212                $ 2,967              $ 7,188
   9/30/2002          $ 8,926                $ 2,730              $ 6,455
  10/31/2002          $ 9,010                $ 2,746              $ 6,818
  11/30/2002          $ 9,301                $ 2,860              $ 7,116
  12/31/2002          $ 9,536                $ 2,752              $ 6,668
   1/31/2003          $10,044                $ 2,883              $ 7,036
   2/28/2003          $10,271                $ 2,811              $ 6,642
   3/31/2003          $10,146                $ 2,703              $ 6,403
   4/30/2003          $10,187                $ 2,707              $ 6,335
   5/31/2003          $11,034                $ 3,053              $ 6,971
   6/30/2003          $11,389                $ 3,248              $ 7,291
   7/31/2003          $12,443                $ 3,570              $ 7,969
   8/31/2003          $13,089                $ 3,808              $ 8,758
   9/30/2003          $13,106                $ 3,837              $ 8,999
  10/31/2003          $14,252                $ 4,420              $ 9,657
  11/30/2003          $14,252                $ 4,465              $ 9,442
  12/31/2003          $15,894                $ 5,161              $ 9,912
   1/31/2004          $16,309                $ 5,128              $10,592
   2/29/2004          $17,319                $ 5,447              $11,032
   3/31/2004          $16,380                $ 4,988              $10,441
   4/30/2004          $14,973                $ 4,337              $ 9,666
   5/31/2004          $15,478                $ 4,634              $ 9,732
   6/30/2004          $15,577                $ 4,606              $ 9,623
   7/31/2004          $15,379                $ 4,623              $ 9,438
   8/31/2004          $16,100                $ 4,642              $ 9,958
   9/30/2004          $16,614                $ 4,986              $10,216
  10/31/2004          $16,484                $ 4,865              $10,129
  11/30/2004          $17,681                $ 5,354              $10,987
  12/31/2004          $17,852                $ 5,259              $11,327
   1/31/2005          $17,435                $ 5,144              $10,955
   2/28/2005          $18,522                $ 5,526              $11,532
   3/31/2005          $18,132                $ 5,241              $10,982
   4/30/2005          $18,240                $ 5,262              $11,110
   5/31/2005          $18,576                $ 5,313              $11,316
   6/30/2005          $18,840                $ 5,535              $11,709
   7/31/2005          $19,820                $ 5,937              $12,197
   8/31/2005          $19,493                $ 5,969              $11,840
   9/30/2005          $20,372                $ 6,320              $12,168
  10/31/2005          $19,062                $ 5,701              $11,261
  11/30/2005          $20,171                $ 6,103              $11,986
  12/31/2005          $20,869                $ 6,298              $12,490
   1/31/2006          $22,125                $ 7,185              $13,292
   2/28/2006          $22,336                $ 7,411              $13,374
   3/31/2006          $22,300                $ 7,648              $13,550
   4/30/2006          $23,593                $ 8,049              $14,552
   5/31/2006          $22,640                $ 7,634              $13,683
   6/30/2006          $22,925                $ 7,792              $13,679
   7/31/2006          $23,081                $ 7,998              $13,612
   8/31/2006          $23,392                $ 8,173              $14,047

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS C                                8/31/06
----------------------------------------------
1-Year                                 +18.91%
----------------------------------------------
5-Year                                 +23.41%
----------------------------------------------
10-Year                                 +8.87%
----------------------------------------------

ADVISOR CLASS (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                   TEMPLETON CHINA         MSCI CHINA           MSCI GOLDEN
    DATE             WORLD FUND             INDEX 6            DRAGON INDEX 6
------------     ------------------       ------------        ----------------
    9/1/1996          $10,000               $10,000               $10,000
   9/30/1996          $10,274               $ 9,884               $10,521
  10/31/1996          $10,747               $ 9,642               $10,737
  11/30/1996          $12,086               $10,755               $11,555
  12/31/1996          $12,541               $12,537               $11,593
   1/31/1997          $12,421               $12,259               $11,542
   2/28/1997          $12,520               $12,619               $11,729
   3/31/1997          $12,096               $12,255               $11,151
   4/30/1997          $12,584               $13,873               $11,514
   5/31/1997          $13,166               $13,717               $12,346
   6/30/1997          $12,953               $14,024               $13,259
   7/31/1997          $13,690               $15,944               $14,186
   8/31/1997          $13,484               $16,885               $12,753
   9/30/1997          $13,310               $14,077               $12,767
  10/31/1997          $ 9,372               $11,791               $ 9,366
  11/30/1997          $ 8,991               $ 9,657               $ 9,273
  12/31/1997          $ 8,793               $ 9,371               $ 9,411
   1/31/1998          $ 7,012               $ 6,987               $ 8,331
   2/28/1998          $ 9,099               $ 9,467               $10,039
   3/31/1998          $ 8,968               $ 9,222               $ 9,722
   4/30/1998          $ 8,244               $ 8,272               $ 8,731
   5/31/1998          $ 6,963               $ 7,187               $ 7,661
   6/30/1998          $ 6,455               $ 6,066               $ 7,208
   7/31/1998          $ 6,084               $ 4,969               $ 6,795
   8/31/1998          $ 5,404               $ 3,623               $ 6,060
   9/30/1998          $ 5,987               $ 5,188               $ 6,924
  10/31/1998          $ 7,334               $ 5,705               $ 8,736
  11/30/1998          $ 7,632               $ 5,886               $ 8,893
  12/31/1998          $ 7,095               $ 5,401               $ 8,485
   1/31/1999          $ 6,377               $ 4,397               $ 7,989
   2/28/1999          $ 6,366               $ 4,211               $ 8,150
   3/31/1999          $ 6,948               $ 4,783               $ 9,136
   4/30/1999          $ 8,591               $ 5,984               $10,812
   5/31/1999          $ 8,085               $ 5,998               $10,074
   6/30/1999          $ 9,311               $ 8,808               $11,525
   7/31/1999          $ 8,806               $ 7,708               $10,775
   8/31/1999          $ 8,680               $ 7,646               $11,277
   9/30/1999          $ 8,157               $ 7,340               $10,722
  10/31/1999          $ 8,081               $ 6,748               $11,186
  11/30/1999          $ 8,934               $ 6,619               $12,139
  12/31/1999          $ 9,947               $ 6,121               $13,279
   1/31/2000          $ 9,736               $ 5,854               $13,348
   2/29/2000          $10,079               $ 4,779               $13,555
   3/31/2000          $10,548               $ 4,889               $13,980
   4/30/2000          $ 9,395               $ 5,350               $12,588
   5/31/2000          $ 9,085               $ 5,446               $11,804
   6/30/2000          $ 9,653               $ 6,173               $12,139
   7/31/2000          $ 9,987               $ 6,056               $12,367
   8/31/2000          $10,256               $ 5,810               $12,057
   9/30/2000          $ 9,557               $ 5,103               $10,660
  10/31/2000          $ 8,640               $ 4,865               $ 9,764
  11/30/2000          $ 8,494               $ 4,217               $ 9,108
  12/31/2000          $ 8,847               $ 4,252               $ 9,296
   1/31/2001          $ 9,312               $ 4,868               $10,527
   2/28/2001          $ 9,722               $ 4,424               $ 9,971
   3/31/2001          $ 9,280               $ 3,707               $ 9,140
   4/30/2001          $ 9,663               $ 4,083               $ 9,039
   5/31/2001          $10,447               $ 4,194               $ 8,812
   6/30/2001          $10,271               $ 4,332               $ 8,551
   7/31/2001          $ 9,180               $ 3,746               $ 8,014
   8/31/2001          $ 8,703               $ 2,935               $ 7,526
   9/30/2001          $ 8,253               $ 2,835               $ 6,330
  10/31/2001          $ 8,906               $ 2,907               $ 6,692
  11/30/2001          $ 9,016               $ 3,191               $ 7,547
  12/31/2001          $ 8,778               $ 3,201               $ 8,303
   1/31/2002          $ 9,196               $ 2,901               $ 8,261
   2/28/2002          $ 9,492               $ 2,924               $ 7,967
   3/31/2002          $ 9,807               $ 3,089               $ 8,538
   4/30/2002          $10,448               $ 3,224               $ 8,731
   5/31/2002          $10,828               $ 3,274               $ 8,453
   6/30/2002          $10,601               $ 3,164               $ 7,904
   7/31/2002          $10,273               $ 3,026               $ 7,515
   8/31/2002          $ 9,916               $ 2,967               $ 7,188
   9/30/2002          $ 9,616               $ 2,730               $ 6,455
  10/31/2002          $ 9,717               $ 2,746               $ 6,818
  11/30/2002          $10,037               $ 2,860               $ 7,116
  12/31/2002          $10,300               $ 2,752               $ 6,668
   1/31/2003          $10,858               $ 2,883               $ 7,036
   2/28/2003          $11,112               $ 2,811               $ 6,642
   3/31/2003          $10,986               $ 2,703               $ 6,403
   4/30/2003          $11,041               $ 2,707               $ 6,335
   5/31/2003          $11,968               $ 3,053               $ 6,971
   6/30/2003          $12,365               $ 3,248               $ 7,291
   7/31/2003          $13,519               $ 3,570               $ 7,969
   8/31/2003          $14,245               $ 3,808               $ 8,758
   9/30/2003          $14,294               $ 3,837               $ 8,999
  10/31/2003          $15,540               $ 4,420               $ 9,657
  11/30/2003          $15,550               $ 4,465               $ 9,442
  12/31/2003          $17,352               $ 5,161               $ 9,912
   1/31/2004          $17,822               $ 5,128               $10,592
   2/29/2004          $18,941               $ 5,447               $11,032
   3/31/2004          $17,930               $ 4,988               $10,441
   4/30/2004          $16,399               $ 4,337               $ 9,666
   5/31/2004          $16,978               $ 4,634               $ 9,732
   6/30/2004          $17,105               $ 4,606               $ 9,623
   7/31/2004          $16,889               $ 4,623               $ 9,438
   8/31/2004          $17,693               $ 4,642               $ 9,958
   9/30/2004          $18,282               $ 4,986               $10,216
  10/31/2004          $18,154               $ 4,865               $10,129
  11/30/2004          $19,476               $ 5,354               $10,987
  12/31/2004          $19,685               $ 5,259               $11,327
   1/31/2005          $19,238               $ 5,144               $10,955
   2/28/2005          $20,459               $ 5,526               $11,532
   3/31/2005          $20,052               $ 5,241               $10,982
   4/30/2005          $20,190               $ 5,262               $11,110
   5/31/2005          $20,568               $ 5,313               $11,316
   6/30/2005          $20,877               $ 5,535               $11,709
   7/31/2005          $21,979               $ 5,937               $12,197
   8/31/2005          $21,640               $ 5,969               $11,840
   9/30/2005          $22,625               $ 6,320               $12,168
  10/31/2005          $21,191               $ 5,701               $11,261
  11/30/2005          $22,443               $ 6,103               $11,986
  12/31/2005          $23,242               $ 6,298               $12,490
   1/31/2006          $24,657               $ 7,185               $13,292
   2/28/2006          $24,909               $ 7,411               $13,374
   3/31/2006          $24,889               $ 7,648               $13,550
   4/30/2006          $26,355               $ 8,049               $14,552
   5/31/2006          $25,303               $ 7,634               $13,683
   6/30/2006          $25,647               $ 7,792               $13,679
   7/31/2006          $25,850               $ 7,998               $13,612
   8/31/2006          $26,211               $ 8,173               $14,047

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
ADVISOR CLASS                          8/31/06
----------------------------------------------
1-Year                                 +21.08%
----------------------------------------------
5-Year                                 +24.67%
----------------------------------------------
10-Year                                +10.12%
----------------------------------------------

                                                              Annual Report | 11

ENDNOTES

THE GOVERNMENT'S PARTICIPATION IN THE ECONOMY IS STILL HIGH AND, THEREFORE, TEMPLETON CHINA WORLD FUND'S INVESTMENTS IN CHINA WILL BE SUBJECT TO LARGER REGULATORY RISK LEVELS COMPARED TO MANY OTHER COUNTRIES. IN ADDITION, SPECIAL RISKS ARE ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Effective after the close of business on 8/8/03, Templeton China World Fund, Inc. (Closed-End Fund), was converted into an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Total return information is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all charges, fees and expenses currently applicable to the Fund and each class. The Closed-End Fund was offered without a sales charge and Rule 12b-1 fees. On 8/11/03, the Fund began offering Class A, B and C shares. For periods prior to 8/11/03, performance quotations are based upon the Closed-End Fund's performance restated to take into account all charges, fees and expenses applicable to the Fund and each class, including that class's current, applicable, maximum sales charge and Rule 12b-1 fees. Beginning on 8/11/03, actual class performance is used reflecting all charges, fees and expenses applicable to the Fund and each class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06      VALUE 8/31/06    PERIOD* 3/1/06-8/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,049.70              $10.64
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,014.82              $10.46
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,046.30              $13.98
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,011.54              $13.74
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,046.40              $14.03
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,011.49              $13.79
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,051.90              $ 8.84
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.59              $ 8.69
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      2.06%; B: 2.71%; C: 2.72%; and Advisor: 1.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Templeton China World Fund

FINANCIAL HIGHLIGHTS

                                                                 ------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
CLASS A                                                                2006           2005           2004             2003 g
                                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $    21.67     $    17.97     $    14.89       $    14.30
                                                                 ------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................         0.29           0.43           0.21             0.12

 Net realized and unrealized gains (losses) ..................         4.12           3.46           3.24             0.40
                                                                 ------------------------------------------------------------
Total from investment operations .............................         4.41           3.89           3.45             0.52
                                                                 ------------------------------------------------------------
Less distributions from net investment income ................        (0.32)         (0.19)         (0.40)              --
                                                                 ------------------------------------------------------------
Redemption fees ..............................................           -- d           -- d         0.03             0.07
                                                                 ------------------------------------------------------------
Net asset value, end of year .................................   $    25.76     $    21.67     $    17.97       $    14.89
                                                                 ============================================================

Total return c ...............................................        20.65%         21.85%         23.80%            4.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $  262,346     $  111,193     $   43,179       $    3,166

Ratios to average net assets:

 Expenses ....................................................         2.06% e        2.08% e        2.14% e,f        3.03% h

 Net investment income .......................................         1.10%          1.86%          1.09%           38.74% h

Portfolio turnover rate ......................................        12.96%          9.66%         30.82%           19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate were 2.30%.

g     For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton China World Fund

                                                                 ------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
CLASS B                                                                2006           2005           2004             2003 g
                                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $    21.47     $    17.84     $    14.88       $    14.30
                                                                 ------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................         0.08           0.24           0.16             0.08

 Net realized and unrealized gains (losses) ..................         4.15           3.51           3.16             0.43
                                                                 ------------------------------------------------------------
Total from investment operations .............................         4.23           3.75           3.32             0.51
                                                                 ------------------------------------------------------------
Less distributions from net investment income ................        (0.17)         (0.12)         (0.39)              --
                                                                 ------------------------------------------------------------
Redemption fees ..............................................           -- d           -- d         0.03             0.07
                                                                 ------------------------------------------------------------
Net asset value, end of year .................................   $    25.53     $    21.47     $    17.84       $    14.88
                                                                 ============================================================

Total return c ...............................................        19.87%         21.12%         22.95%            4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $   15,269     $   12,264     $    8,630       $      362

Ratios to average net assets:

 Expenses ....................................................         2.70% e        2.73% e        2.79% e,f        3.68% h

 Net investment income .......................................         0.46%          1.21%          0.44%           38.09% h

Portfolio turnover rate ......................................        12.96%          9.66%         30.82%           19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate were 2.95%.

g     For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton China World Fund

                                                                 ------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
CLASS C                                                                2006           2005           2004             2003 g
                                                                 ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $    21.49     $    17.85     $    14.88       $    14.30
                                                                 ------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................         0.13           0.29           0.12             0.11

 Net realized and unrealized gains (losses) ..................         4.10           3.46           3.21             0.40
                                                                 ------------------------------------------------------------
Total from investment operations .............................         4.23           3.75           3.33             0.51
                                                                 ------------------------------------------------------------
Less distributions from net investment income ................        (0.24)         (0.11)         (0.39)              --
                                                                 ------------------------------------------------------------
Redemption fees ..............................................           -- d           -- d         0.03             0.07
                                                                 ------------------------------------------------------------
Net asset value, end of year .................................   $    25.48     $    21.49     $    17.85       $    14.88
                                                                 ============================================================

Total return c ...............................................        19.91%         21.10%         23.02%            4.06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $  107,886     $   45,738     $   20,603       $      652

Ratios to average net assets:

 Expenses ....................................................         2.71% e        2.68% e        2.75% e,f        3.68% h

 Net investment income .......................................         0.45%          1.26%          0.48%           38.09% h

Portfolio turnover rate ......................................        12.96%          9.66%         30.82%           19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate were 2.91%.

g     For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton China World Fund

                                                          -------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,
ADVISOR CLASS                                                   2006           2005           2004             2003 g         2002
                                                          -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................   $    21.78     $    18.03     $    14.90       $    10.64     $     9.52
                                                          -------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ..............................         0.33           0.42           0.24             0.43           0.21

 Net realized and unrealized gains (losses) ...........         4.18           3.56           3.27             4.08           0.98
                                                          -------------------------------------------------------------------------
Total from investment operations ......................         4.51           3.98           3.51             4.51           1.19
                                                          -------------------------------------------------------------------------
Capital share repurchases .............................           --             --             --               --           0.11
                                                          -------------------------------------------------------------------------
Less distributions from net investment income .........        (0.36)         (0.23)         (0.41)           (0.32)         (0.18)
                                                          -------------------------------------------------------------------------
Redemption fees .......................................           -- d           -- d         0.03             0.07             --
                                                          -------------------------------------------------------------------------
Net asset value, end of year ..........................   $    25.93     $    21.78     $    18.03       $    14.90     $    10.64
                                                          =========================================================================
Market value, end of year c ...........................           --             --             --               --     $     9.10
                                                          =========================================================================

Total return (based on market value per share) ........           --             --             --               --          20.27%

Total return (based on net asset value per share) .....        21.08%         22.31%         24.21%           43.95%            --

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................   $  245,331     $  190,844     $  161,599       $  181,913     $  173,204

Ratios to average net assets:

 Expenses .............................................         1.71% e        1.73% e        1.79% e,f        2.10% f        1.66%

 Net investment income ................................         1.45%          2.21%          1.44%            3.66%          2.01%

Portfolio turnover rate ...............................        12.96%          9.66%         30.82%           19.99%         44.62%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Based on the last sale of the New York Stock Exchange.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate for the years ended August 31, 2003 and 2004, were 2.63% and 1.95%, respectively.

g On August 8, 2003, the Fund converted from a closed-end fund to an open-end fund whereby the shares of the closed-end fund were exchanged for Advisor Class shares. Based on historical information, the information included is for operation of the Fund as a closed-end fund, and does not reflect expenses applicable to an open-end fund.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 94.9%
    AIR FREIGHT & LOGISTICS 0.1%
    Sinotrans Ltd., H ...................................................       China            1,238,000   $      391,588
                                                                                                             --------------
    AIRLINES 0.4%
    Air China Ltd., H ...................................................       China            6,088,000        2,176,173
  a Air China Ltd., H, 144A .............................................       China              500,000          178,726
                                                                                                             --------------
                                                                                                                  2,354,899
                                                                                                             --------------
    AUTO COMPONENTS 1.6%
    Cheng Shin Rubber Industry Co. Ltd. .................................       Taiwan           7,357,897        6,184,516
    Norstar Founders Group Ltd. .........................................     Hong Kong          6,078,000        2,102,262
    Weifu High-Technology Co. Ltd., B ...................................       China            1,212,987          795,427
    Xinyi Glass Holding Co. Ltd. ........................................       China            2,020,000          649,330
                                                                                                             --------------
                                                                                                                  9,731,535
                                                                                                             --------------
    AUTOMOBILES 0.9%
  b Brilliance China Automotive Holdings Ltd. ...........................       China            3,642,000          552,581
    China Motor Corp. ...................................................       Taiwan           4,446,715        3,365,856
    Chongqing Changan Automobile Co. Ltd., B ............................       China            4,046,380        1,951,066
                                                                                                             --------------
                                                                                                                  5,869,503
                                                                                                             --------------
    CAPITAL MARKETS 0.4%
    Yuanta Core Pacific Securities Co. ..................................       Taiwan           3,784,156        2,599,767
                                                                                                             --------------
    COMMERCIAL BANKS 12.9%
a,b Bank of China Ltd., H, 144A .........................................       China           41,306,000       17,898,514
    China Construction Bank Corp., H ....................................       China            1,003,000          434,615
  a China Construction Bank Corp., H, 144A ..............................       China           35,740,000       15,486,682
    Chinatrust Financial Holding Co. Ltd. ...............................       Taiwan          14,035,842        9,194,808
    DBS Group Holdings Ltd. .............................................     Singapore            308,000        3,522,796
    HSBC Holdings PLC ...................................................   United Kingdom       1,262,036       22,912,917
    Mega Financial Holding Co. Ltd. .....................................       Taiwan          18,334,000       12,177,709
                                                                                                             --------------
                                                                                                                 81,628,041
                                                                                                             --------------
    COMMUNICATIONS EQUIPMENT 0.6%
    D-Link Corp. ........................................................       Taiwan           3,914,373        3,843,453
    ZTE Corp., H ........................................................       China               46,000          157,331
                                                                                                             --------------
                                                                                                                  4,000,784
                                                                                                             --------------
    COMPUTERS & PERIPHERALS 3.1%
    Acer Inc. ...........................................................       Taiwan           4,008,559        6,190,260
    Asustek Computer Inc. ...............................................       Taiwan           2,293,294        5,144,853
    Lite-On IT Corp. ....................................................       Taiwan           3,955,160        4,370,442
  b Lite-On Technology Corp. ............................................       Taiwan           3,110,586        3,862,702
                                                                                                             --------------
                                                                                                                 19,568,257
                                                                                                             --------------
    CONSTRUCTION MATERIALS 0.2%
    Anhui Conch Cement Co. Ltd., H ......................................       China              632,000        1,194,561
                                                                                                             --------------


                                                              Annual Report | 19

Templeton China World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    DISTRIBUTORS 2.2%
    China Resources Enterprise Ltd. .....................................        China           5,548,000   $   12,626,520
    Test-Rite International Co. Ltd. ....................................       Taiwan           2,334,468        1,348,337
                                                                                                             --------------
                                                                                                                 13,974,857
                                                                                                             --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 2.9%
    China Telecom Corp. Ltd., H .........................................        China          53,807,833       18,126,783
                                                                                                             --------------
    ELECTRIC UTILITIES 3.0%
    Cheung Kong Infrastructure Holdings Ltd. ............................      Hong Kong         6,024,548       19,094,810
                                                                                                             --------------
    ELECTRICAL EQUIPMENT 1.1%
    BYD Co. Ltd., H .....................................................        China           1,579,500        3,574,425
    Phoenixtec Power Co. Ltd. ...........................................       Taiwan           3,545,055        3,631,699
                                                                                                             --------------
                                                                                                                  7,206,124
                                                                                                             --------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS 2.6%
    Delta Electronics Inc. ..............................................       Taiwan           2,890,521        8,039,964
    Synnex Technology International Corp. ...............................       Taiwan           7,676,680        6,814,174
  b Yageo Corp. .........................................................       Taiwan           4,175,000        1,440,487
                                                                                                             --------------
                                                                                                                 16,294,625
                                                                                                             --------------
    FOOD & STAPLES RETAILING 5.9%
    Dairy Farm International Holdings Ltd. ..............................      Hong Kong        10,219,776       31,476,910
    President Chain Store Corp. .........................................       Taiwan           2,844,088        5,792,616
                                                                                                             --------------
                                                                                                                 37,269,526
                                                                                                             --------------
    FOOD PRODUCTS 1.5%
    COFCO International Ltd. ............................................        China           4,114,000        2,771,848
    People's Food Holdings Ltd. .........................................        China           2,791,000        1,915,349
    Uni-President Enterprises Corp. .....................................       Taiwan           6,189,950        4,722,998
                                                                                                             --------------
                                                                                                                  9,410,195
                                                                                                             --------------
    HOTELS, RESTAURANTS & LEISURE 0.8%
    Fairwood Holdings Ltd. ..............................................      Hong Kong            75,500           71,935
    The Hongkong and Shanghai Hotels Ltd. ...............................      Hong Kong         4,248,978        5,146,468
                                                                                                             --------------
                                                                                                                  5,218,403
                                                                                                             --------------
    HOUSEHOLD DURABLES 0.0% c
    Samson Holding Ltd. .................................................      Hong Kong           304,000          127,037
                                                                                                             --------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.2%
    Datang International Power Generation Co. Ltd., H ...................        China          11,586,320        7,731,910
    Guangdong Electric Power Development Co. Ltd., B ....................        China          11,958,943        5,658,672
    Huadian Power International Corp. Ltd., H ...........................        China          16,098,000        3,994,875
    Huaneng Power International, Inc., H ................................        China           3,692,776        2,454,808
                                                                                                             --------------
                                                                                                                 19,840,265
                                                                                                             --------------


20 | Annual Report

Templeton China World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INDUSTRIAL CONGLOMERATES 2.8%
    Citic Pacific Ltd. ..................................................        China           1,589,092   $    5,077,493
    LG Corp. ............................................................     South Korea          121,110        3,609,489
    Shanghai Industrial Holdings Ltd. ...................................        China           4,627,253        9,031,689
                                                                                                             --------------
                                                                                                                 17,718,671
                                                                                                             --------------
    INSURANCE 1.4%
    China Life Insurance Co. Ltd., H ....................................        China           4,945,000        8,774,438
                                                                                                             --------------
    IT SERVICES 0.1%
    Travelsky Technology Ltd., H ........................................        China             435,000          508,985
                                                                                                             --------------
    MACHINERY 1.2%
    China International Marine Containers (Group) Co. Ltd., B ...........        China           5,001,733        6,431,236
    Yungtay Engineering Co. Ltd. ........................................       Taiwan           2,524,000        1,254,481
                                                                                                             --------------
                                                                                                                  7,685,717
                                                                                                             --------------
    MEDIA 0.0% c
    Next Media Ltd. .....................................................      Hong Kong            80,000           44,232
                                                                                                             --------------
    METALS & MINING 0.2%
    Aluminum Corp. of China Ltd., H .....................................        China           2,132,000        1,521,438
                                                                                                             --------------
    OFFICE ELECTRONICS 0.2%
    Kinpo Electronics Inc. ..............................................       Taiwan           3,103,500        1,047,205
                                                                                                             --------------
    OIL, GAS & CONSUMABLE FUELS 22.4%
    China Petroleum and Chemical Corp., H ...............................        China          56,549,395       33,665,331
    China Shenhua Energy Co. Ltd., H ....................................        China          11,031,000       19,516,739
    CNOOC Ltd. ..........................................................        China          36,015,000       31,489,537
  a CNOOC Ltd., 144A ....................................................        China             978,000          855,109
    PetroChina Co. Ltd., H ..............................................        China          44,791,903       50,509,498
  a PetroChina Co. Ltd., H, 144A ........................................        China           4,460,000        5,029,310
                                                                                                             --------------
                                                                                                                141,065,524
                                                                                                             --------------
    PAPER & FOREST PRODUCTS 1.0%
  b Nine Dragons Paper Holdings Ltd. ....................................        China           3,607,000        3,306,813
    Shandong Chenming Paper Holdings Ltd., B ............................        China           6,705,000        2,939,863
                                                                                                             --------------
                                                                                                                  6,246,676
                                                                                                             --------------
    PHARMACEUTICALS 0.3%
    Tong Ren Tang Technologies Co. Ltd., H ..............................        China           1,056,000        1,914,507
                                                                                                             --------------
    REAL ESTATE 3.1%
    Cheung Kong (Holdings) Ltd. .........................................      Hong Kong         1,360,690       15,028,869
    Henderson Investment Ltd. ...........................................      Hong Kong         2,641,756        4,762,277
                                                                                                             --------------
                                                                                                                 19,791,146
                                                                                                             --------------


                                                              Annual Report | 21

Templeton China World Fund

---------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.9%
    Faraday Technology Corp. ............................................       Taiwan             331,229   $      507,476
    Realtek Semiconductor Corp. .........................................       Taiwan           3,182,550        4,024,626
    Samsung Electronics Co. Ltd. ........................................     South Korea            5,510        3,725,684
    Sunplus Technology Co. Ltd. .........................................       Taiwan           3,528,717        3,384,333
    Taiwan Semiconductor Manufacturing Co. Ltd. .........................       Taiwan          10,945,762       19,332,100
                                                                                                             --------------
                                                                                                                 30,974,219
                                                                                                             --------------
    TEXTILES, APPAREL & LUXURY GOODS 0.1%
    Tack Fat Group International Ltd. ...................................      Hong Kong         6,352,000          718,732
                                                                                                             --------------
    TRANSPORTATION INFRASTRUCTURE 3.3%
    Cosco Pacific Ltd. ..................................................        China           1,641,449        3,680,848
    Hainan Meilan International Airport Co. Ltd., H .....................        China           3,717,000        1,696,660
    Hopewell Holdings Ltd. ..............................................      Hong Kong         5,384,000       15,368,517
                                                                                                             --------------
                                                                                                                 20,746,025
                                                                                                             --------------
    WIRELESS TELECOMMUNICATION SERVICES 10.5%
    China Mobile Ltd. ...................................................        China           9,450,770       63,553,990
    Taiwan Mobile Co. Ltd. ..............................................       Taiwan           2,496,930        2,322,655
                                                                                                             --------------
                                                                                                                 65,876,645
                                                                                                             --------------
    TOTAL COMMON STOCKS (COST $443,303,391)..............................                                       598,535,720
                                                                                                             --------------

                                                                                            ----------------
                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
    SHORT TERM INVESTMENTS 4.6%
    GOVERNMENT AND AGENCY SECURITIES 4.6%
  d Federal Home Loan Bank, 9/01/06 .....................................   United States      $ 9,552,000        9,552,000
  d U.S. Treasury Bills, 9/07/06 - 10/05/06 .............................   United States       19,908,000       19,851,739
                                                                                                             --------------
    TOTAL SHORT TERM INVESTMENTS (COST $29,401,918) .....................                                        29,403,739
                                                                                                             --------------

    TOTAL INVESTMENTS (COST $472,705,309) 99.5% .........................                                       627,939,459
    OTHER ASSETS, LESS LIABILITIES 0.5% .................................                                         2,892,551
                                                                                                             --------------
    NET ASSETS 100.0% ...................................................                                    $  630,832,010
                                                                                                             ==============

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $39,448,341, representing 6.25% of net assets.

b     Non-income producing for the twelve months ended August 31, 2006.

c     Rounds to less than 0.1% of net assets.

d     The security is traded on a discount basis with no stated coupon rate.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton China World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost ...........................................................................   $ 472,705,309
                                                                                     =============
  Value ..........................................................................   $ 627,939,459
 Cash ............................................................................           2,954
 Foreign currency, at value (cost $188,580) ......................................         188,076
 Receivables:
  Investment securities sold .....................................................         855,697
  Capital shares sold ............................................................       2,087,065
  Dividends ......................................................................       1,937,475
                                                                                     -------------
      Total assets ...............................................................     633,010,726
                                                                                     -------------
Liabilities:
 Payables:
  Capital shares redeemed ........................................................         939,023
  Affiliates .....................................................................       1,068,996
 Accrued expenses and other liabilities ..........................................         170,697
                                                                                     -------------
      Total liabilities ..........................................................       2,178,716
                                                                                     -------------
        Net assets, at value .....................................................   $ 630,832,010
                                                                                     =============
Net assets consist of:
 Paid-in capital .................................................................   $ 480,576,858
 Undistributed net investment income .............................................       5,790,063
 Net unrealized appreciation (depreciation) ......................................     155,228,662
 Accumulated net realized gain (loss) ............................................     (10,763,573)
                                                                                     -------------
        Net assets, at value .....................................................   $ 630,832,010
                                                                                     =============
CLASS A:
 Net assets, at value ............................................................   $ 262,346,156
                                                                                     =============
 Shares outstanding ..............................................................      10,182,832
                                                                                     =============
 Net asset value per share a .....................................................   $       25.76
                                                                                     =============
 Maximum offering price per share  (net asset value per share / 94.25%) ..........   $       27.33
                                                                                     =============
CLASS B:
 Net assets, at value ............................................................   $  15,268,611
                                                                                     =============
 Shares outstanding ..............................................................         598,073
                                                                                     =============
 Net asset value and maximum offering price per share a ..........................   $       25.53
                                                                                     =============
CLASS C:
 Net assets, at value ............................................................   $ 107,886,388
                                                                                     =============
 Shares outstanding ..............................................................       4,233,672
                                                                                     =============
 Net asset value and maximum offering price per share a ..........................   $       25.48
                                                                                     =============
ADVISOR CLASS:
 Net assets, at value ............................................................   $ 245,330,855
                                                                                     =============
 Shares outstanding ..............................................................       9,461,886
                                                                                     =============
 Net asset value and maximum offering price per share a ..........................   $       25.93
                                                                                     =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton China World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends (net of foreign taxes of $1,347,640)...................................   $  14,110,871
 Interest (net of foreign taxes of $114)..........................................       1,825,792
                                                                                     -------------
      Total investment income.....................................................      15,936,663
                                                                                     -------------
Expenses:
 Management fees (Note 3a)........................................................       6,290,919
 Administrative fees (Note 3b)....................................................       1,006,304
 Distribution fees (Note 3c)
  Class A.........................................................................         676,851
  Class B.........................................................................         142,738
  Class C.........................................................................         780,432
 Transfer agent fees (Note 3e)....................................................         727,856
 Custodian fees (Note 4)..........................................................         297,628
 Reports to shareholders..........................................................          81,466
 Registration and filing fees.....................................................         143,945
 Professional fees................................................................           9,432
 Trustees' fees and expenses......................................................          41,374
 Other............................................................................          20,859
                                                                                     -------------
      Total expenses..............................................................      10,219,804
      Expense reductions (Note 4).................................................          (4,032)
                                                                                     -------------
        Net expenses..............................................................      10,215,772
                                                                                     -------------
          Net investment income...................................................       5,720,891
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.....................................................................      23,507,652
  Foreign currency transactions...................................................          70,504
                                                                                     -------------
      Net realized gain (loss)....................................................      23,578,156
                                                                                     -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments.....................................................................      57,188,317
  Translation of assets and liabilities denominated in foreign currencies.........          26,797
                                                                                     -------------
      Net change in unrealized appreciation (depreciation)........................      57,215,114
                                                                                     -------------
Net realized and unrealized gain (loss)...........................................      80,793,270
                                                                                     -------------
Net increase (decrease) in net assets resulting from operations...................   $  86,514,161
                                                                                     =============


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton China World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 ------------------------------
                                                                                                     YEAR ENDED AUGUST 31,
                                                                                                       2006           2005
                                                                                                 ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................   $   5,720,891    $   5,686,790
  Net realized gain (loss) from investments and foreign currency transactions ................      23,578,156        9,162,080
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ..................................      57,215,114       39,503,571
                                                                                                 ------------------------------
      Net increase (decrease) in net assets resulting from operations ........................      86,514,161       54,352,441
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................................      (1,807,042)        (489,886)
   Class B ...................................................................................         (97,993)         (58,609)
   Class C ...................................................................................        (561,314)        (125,851)
   Advisor Class .............................................................................      (3,160,482)      (1,971,461)
                                                                                                 ------------------------------
 Total distributions to shareholders .........................................................      (5,626,831)      (2,645,807)
                                                                                                 ==============================
 Capital share transactions: (Note 2)
   Class A ...................................................................................     121,293,954       55,617,034
   Class B ...................................................................................         593,315        1,638,322
   Class C ...................................................................................      50,823,588       19,848,842
   Advisor Class .............................................................................      17,173,947       (2,790,819)
                                                                                                 ------------------------------
 Total capital share transactions ............................................................     189,884,804       74,313,379
                                                                                                 ------------------------------

 Redemption fees .............................................................................          20,792            6,987
                                                                                                 ------------------------------
      Net increase (decrease) in net assets ..................................................     270,792,926      126,027,000
Net assets:
 Beginning of year ...........................................................................     360,039,084      234,012,084
                                                                                                 ------------------------------
 End of year .................................................................................   $ 630,832,010    $ 360,039,084
                                                                                                 ==============================
Undistributed net investment income included in net assets:
 End of year .................................................................................   $   5,790,063    $   5,626,297
                                                                                                 ==============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into


26 | Annual Report

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 27

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


28 | Annual Report

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                      -------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                                 2006                              2005
                                      -------------------------------------------------------------
                                        SHARES         AMOUNT             SHARES         AMOUNT
                                      -------------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................    6,990,835    $ 168,972,851        3,577,879    $  72,635,554
 Shares issued in reinvestment
  of distributions ................       69,862        1,477,583           23,212          419,671
 Shares redeemed ..................   (2,008,744)     (49,156,480)        (873,377)     (17,438,191)
                                      -------------------------------------------------------------
 Net increase (decrease) ..........    5,051,953    $ 121,293,954        2,727,714    $  55,617,034
                                      =============================================================
CLASS B SHARES:
 Shares sold ......................      149,296    $   3,566,089          173,565    $   3,347,695
 Shares issued in reinvestment
  of distributions ................        4,065           85,646            2,789           50,234
 Shares redeemed ..................     (126,627)      (3,058,420)         (88,754)      (1,759,607)
                                      -------------------------------------------------------------
 Net increase (decrease) ..........       26,734    $     593,315           87,600    $   1,638,322
                                      =============================================================


                                                              Annual Report | 29

Templeton China World Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      -------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                                 2006                              2005
                                      -------------------------------------------------------------
                                        SHARES         AMOUNT             SHARES         AMOUNT
                                      -------------------------------------------------------------
CLASS C SHARES:
 Shares sold ......................    2,715,102    $  65,435,922        1,263,454    $  25,574,673
 Shares issued in reinvestment
  of distributions ................       21,093          443,585            5,672          102,262
 Shares redeemed ..................     (630,397)     (15,055,919)        (295,678)      (5,828,093)
                                      -------------------------------------------------------------
 Net increase (decrease) ..........    2,105,798    $  50,823,588          973,448    $  19,848,842
                                      =============================================================
ADVISOR CLASS SHARES:
 Shares sold ......................    1,597,171    $  38,646,324          908,097    $  19,131,449
 Shares issued in reinvestment
  of distributions ................       56,892        1,207,251           34,752          629,703
 Shares redeemed ..................     (955,594)     (22,679,628)      (1,142,027)     (22,551,971)
                                      -------------------------------------------------------------
 Net increase (decrease) ..........      698,469    $  17,173,947         (199,178)   $  (2,790,819)
                                      =============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
       1.250%           Up to and including $1 billion
       1.200%           Over $1 billion, up to and including $5 billion
       1.150%           Over $5 billion, up to and including $10 billion
       1.100%           Over $10 billion, up to and including $15 billion
       1.050%           Over $15 billion, up to and including $20 billion
       1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


30 | Annual Report

Templeton China World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...........   0.35%
Class B ...........   1.00%
Class C ...........   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
 unaffiliated broker/dealers ..........................    $625,577
Contingent deferred sales charges retained ............    $ 52,809

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $727,856, of which $416,183 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2006, the Fund had tax basis capital losses of $9,687,834 expiring on 2009, which may be carried over to offset future capital gains, if any. During the year ended August 31, 2006, the Fund utilized $23,494,679 of capital loss carryforwards.

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                                  -----------------------
                                                     2006         2005
                                                  -----------------------
Distributions paid from - ordinary income ......  $5,626,831   $2,645,807


                                                              Annual Report | 31

Templeton China World Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ......................................   $473,781,048
                                                             ============

Unrealized appreciation ..................................   $165,328,049
Unrealized depreciation ..................................    (11,169,638)
                                                             ------------
Net unrealized appreciation (depreciation) ...............   $154,158,411
                                                             ============

Distributable earnings - undistributed ordinary income ...   $  5,790,063
                                                             ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $271,308,069 and $59,666,885, respectively.

7. CONCENTRATION OF RISK

Investing in securities of "China companies" may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People's Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At August 31, 2006, the Fund had 55.5%, 14.9%, and 19.1% of its net assets invested in China, Hong Kong, and Taiwan, respectively.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


32 | Annual Report

Templeton China World Fund

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 33

Templeton China World Fund

9. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


34 | Annual Report

Templeton China World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON CHINA WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton China World Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 18, 2006


                                                              Annual Report | 35

Templeton China World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,333,097 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,825,336 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

At August 31, 2006, more than 50% of the Templeton China World Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 19, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 10/19/2006

-----------------------------------------------------------------------------------------------------------
                                                                           CLASS A

                                                         FOREIGN TAX       FOREIGN            FOREIGN
                                                            PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                   PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------------------
Bermuda ...............................................    $0.0000         $0.0005            $0.0000
Cayman Islands ........................................     0.0000          0.0005             0.0000
China .................................................     0.0000          0.0909             0.0524
Hong Kong .............................................     0.0000          0.0465             0.0000
Singapore .............................................     0.0000          0.0015             0.0000
South Korea ...........................................     0.0010          0.0025             0.0025
Taiwan ................................................     0.0531          0.0971             0.0000
United Kingdom ........................................     0.0000          0.0153             0.0000
                                                         --------------------------------------------------
TOTAL .................................................    $0.0541         $0.2548            $0.0549
                                                         ==================================================


36 | Annual Report

Templeton China World Fund

-----------------------------------------------------------------------------------------------------------
                                                                          CLASS B

                                                         FOREIGN TAX       FOREIGN            FOREIGN
                                                            PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                   PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------------------
Bermuda ...............................................    $0.0000         $0.0002            $0.0000
Cayman Islands ........................................     0.0000          0.0002             0.0000
China .................................................     0.0000          0.0364             0.0210
Hong Kong .............................................     0.0000          0.0187             0.0000
Singapore .............................................     0.0000          0.0006             0.0000
South Korea ...........................................     0.0010          0.0010             0.0010
Taiwan ................................................     0.0531          0.0388             0.0000
United Kingdom ........................................     0.0000          0.0062             0.0000
                                                         --------------------------------------------------
TOTAL .................................................    $0.0541         $0.1021            $0.0220
                                                         ==================================================

-----------------------------------------------------------------------------------------------------------
                                                                          CLASS C

                                                         FOREIGN TAX       FOREIGN            FOREIGN
                                                            PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                   PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------------------
Bermuda ...............................................    $0.0000         $0.0003            $0.0000
Cayman Islands ........................................     0.0000          0.0003             0.0000
China .................................................     0.0000          0.0545             0.0314
Hong Kong .............................................     0.0000          0.0279             0.0000
Singapore .............................................     0.0000          0.0009             0.0000
South Korea ...........................................     0.0010          0.0015             0.0015
Taiwan ................................................     0.0531          0.0581             0.0000
United Kingdom ........................................     0.0000          0.0092             0.0000
                                                         --------------------------------------------------
TOTAL .................................................    $0.0541         $0.1527            $0.0329
                                                         ==================================================

-----------------------------------------------------------------------------------------------------------
                                                                           ADVISOR CLASS

                                                         FOREIGN TAX       FOREIGN            FOREIGN
                                                            PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                                   PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------------------------
Bermuda ...............................................    $0.0000         $0.0006            $0.0000
Cayman Islands ........................................     0.0000          0.0007             0.0000
China .................................................     0.0000          0.1114             0.0643
Hong Kong .............................................     0.0000          0.0570             0.0000
Singapore .............................................     0.0000          0.0019             0.0000
South Korea ...........................................     0.0010          0.0031             0.0031
Taiwan ................................................     0.0531          0.1189             0.0000
United Kingdom ........................................     0.0000          0.0188             0.0000
                                                         --------------------------------------------------
TOTAL .................................................    $0.0541         $0.3124            $0.0674
                                                         ==================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                                                              Annual Report | 37

Templeton China World Fund

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


38 | Annual Report

Templeton China World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1993         143                        Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee         Since 1999         19                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.;  director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)    Trustee         Since 1993         144                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1996         139                        Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)      Trustee         Since 1993         143                        Director, MedImmune, Inc.
500 East Broward Blvd.                                                                         (biotechnology) and Overstock.com
Suite 2100                                                                                     (Internet services); and FORMERLY,
Fort Lauderdale, FL 33394-3091                                                                 Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004), Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003) and
                                                                                               Martek Biosciences Corporation
                                                                                               (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Trustee         Since 2005         19                         Director, Emeritus Corporation
500 East Broward Blvd.                                                                         (assisted living) and OSI
Suite 2100                                                                                     Pharmaceuticals, Inc. (pharmaceutical
Fort Lauderdale, FL 33394-3091                                                                 products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since 2003         102                        Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas) and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company (medical
                                                                                               technology), Cooper Industries Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation
                                                                                               Health)(integrated managed care), The
                                                                                               Hertz Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison), UAL
                                                                                               Corporation (airlines) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Trustee         Since 2005         19                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee         Since 1999         19                         None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
****ROBERT E. WADE (1946)        Trustee         Since March 2006   29                         Director, El Oro and Exploration Co.,
500 East Broward Blvd.                                                                         p.l.c. (investments) and ARC Wireless
Suite 2100                                                                                     Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                                 and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Trustee         Since 1993         10                         Director, Hess Corporation (formerly,
500 East Broward Blvd.                                                                         Amerada Hess Corporation)
Suite 2100                                                                                     (exploration and refining of oil and
Fort Lauderdale, FL 33394-3091                                                                 gas) and Weatherford International,
                                                                                               Ltd. (oilfield products and
                                                                                               servicing) (2004-present); and
                                                                                               FORMERLY, Director, H.J. Heinz
                                                                                               Company (processed foods and allied
                                                                                               products) (1987-1988; 1993-2003) and
                                                                                               Total Logistics, Inc. (operating and
                                                                                               investment business) (until 2005).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,        Trustee and        143                        None
One Franklin Parkway             Chairman of     Chairman of the
San Mateo, CA 94403-1906         the Board and   Board since 1995
                                 Vice President  and Vice
                                                 President since
                                                 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President  Since 2001         Not Applicable             Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer-
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President  Since 1996         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President  Since 1994         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President and   President since    Not Applicable             Not Applicable
17th Floor, The Chater House     Chief           1993 and Chief
8 Connaught Road                 Executive       Executive Officer
Central Hong Kong                Officer -       - Investment
                                 Investment      Management
                                 Management      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  During the reporting period, Mr. Wade became a trustee.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a trustee of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY AMERADA HESS CORPORATION), AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD, AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

Templeton China World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds,


                                                              Annual Report | 45

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Directors who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for this agreement renewal showed the performance of the Fund's Class A shares for the two-year period ended February 28, 2006, in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. Such report showed the Fund's total return for both the one-year period as well as the annualized two-year period to be in the highest quintile of such universe. The Board was satisfied with such performance, noting that the Fund had converted from a closed-end fund to an open-end fund issuing multi-class shares in May 2003 and that Lipper reports prior to such conversion date had also shown good relative performance for the Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of 10 other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other


46 | Annual Report

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The expense comparisons showed the Fund's effective management fee rate to be the highest in such Lipper expense group, and its actual expenses to be the second-highest in such expense group. The Board found such comparative fee and expenses to be acceptable in view of the Fund's investment performance and factors relating to its operations, such as the background and experience of its portfolio managers and research staff, and their physical presence and coverage in the geographical area in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these


                                                              Annual Report | 47

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. In view of the Fund's brief operating history as an open-end fund and its asset size, which was approximately $426 million on December 31, 2005, the Board believed it unclear as to whether economies of scale are realized by the Manager and its affiliates in the operation of this Fund. The Fund is charged a fee for administrative services at the rate of 0.20% of its net assets, as well as a separate fee for management advisory services at the rate of 1.25% of its net assets, with additional breakpoints added on net assets exceeding $1 billion and the Board intends to monitor the Fund's future growth with respect to possible economies of scale.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


48 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 6
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06                                              Not part of the annual report

    [LOGO](R)                         One Franklin Parkway
FRANKLIN TEMPLETON                    San Mateo, CA 94403-1906
   INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON CHINA WORLD FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

188 A2006 10/06




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,578 for the fiscal year ended August 31, 2006 and $23,376 for the fiscal year ended August 31, 2005.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended August 31, 2006 and $4,955 for the fiscal year ended August 31, 2005. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $286 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,575 for the fiscal year ended August 31, 2006 and $4,840 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended August 31, 2006 and $9,795 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006